                                                                    Exhibit 99.5

May-2002                              1995-C                              Page 1


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                        $2,611,210,024.32
Beginning of the Month Finance Charge Receivables:                   $  136,943,111.55
Beginning of the Month Discounted Receivables:                       $            0.00
Beginning of the Month Total Receivables:                            $2,748,153,135.87

Removed Principal Receivables:                                       $            0.00
Removed Finance Charge Receivables:                                  $            0.00
Removed Total Receivables:                                           $            0.00

Additional Principal Receivables:                                    $            0.00
Additional Finance Charge Receivables:                               $            0.00
Additional Total Receivables:                                        $            0.00

Discounted Receivables Generated this Period:                        $            0.00

End of the Month Principal Receivables:                              $2,591,799,604.05
End of the Month Finance Charge Receivables:                         $  134,031,322.06
End of the Month Discounted Receivables:                             $            0.00
End of the Month Total Receivables:                                  $2,725,830,926.11

Special Funding Account Balance                                      $            0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)      $1,666,000,000.00
End of the Month Transferor Amount                                   $  925,799,604.05
End of the Month Transferor Percentage                                           35.72%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                           $   58,507,162.48
     60-89 Days Delinquent                                           $   43,015,353.38
     90+ Days Delinquent                                             $   80,230,396.52

     Total 30+ Days Delinquent                                       $  181,752,912.38
     Delinquent Percentage                                                        6.67%

Defaulted Accounts During the Month                                  $   17,901,500.32
Annualized Default Percentage                                                     8.23%

May-2002                            1995-C                                Page 2


Principal Collections                                           $303,800,303.30
Principal Payment Rate                                                    11.63%

Total Payment Rate                                                        12.56%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                            $322,000,000.00
     Class B Initial Invested Amount                            $ 28,000,000.00
                                                                ---------------
TOTAL INITIAL INVESTED AMOUNT                                   $350,000,000.00

INVESTED AMOUNTS, as of June 17, 2002
     Class A Invested Amount                                    $368,000,000.00
     Class B Invested Amount                                    $ 32,000,000.00
                                                                ---------------
TOTAL INVESTED AMOUNT                                           $400,000,000.00

ADJUSTED INVESTED AMOUNTS, as of June 17, 2002
     Class A Adjusted Invested Amount                           $368,000,000.00
     Class B Adjusted Invested Amount                           $ 32,000,000.00
                                                                ---------------
TOTAL ADJUSTED INVESTED AMOUNT                                  $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.32%

PRINCIPAL ALLOCATION PERCENTAGE                                           15.32%

MONTHLY SERVICING FEE                                           $    500,000.00

INVESTOR DEFAULT AMOUNT                                         $  2,742,253.61

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                         $  6,255,657.48
     Other Amounts                                              $          0.00

TOTAL CLASS A AVAILABLE FUNDS                                   $  6,255,657.48


     Class A Monthly Interest                                   $    708,400.00
     Class A Servicing Fee                                      $    460,000.00
     Class A Investor Default Amount                            $  2,522,873.32

TOTAL CLASS A EXCESS SPREAD                                     $  2,564,384.16

REQUIRED AMOUNT                                                 $          0.00

May-2002                               1995-C                             Page 3

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                         8.00%

     Class B Finance Charge Collections                                               $  543,970.18
     Other Amounts                                                                    $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                                         $  543,970.18

     Class B Monthly Interest                                                         $   65,266.67
     Class B Servicing Fee                                                            $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                                           $  438,703.51

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                   $3,003,087.67

     Excess Spread Applied to Required Amount                                         $        0.00

     Excess Spread Applied to Class A Investor Charge Offs                            $        0.00

     Excess Spread Applied to Class B Interest, Servicing Fee, and Default Amount     $  219,380.29

     Excess Spread Applied to Class B Reductions of Class B Investe                   $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                             $   30,800.00

     Excess Spread Applied to Cash Collateral Account                                 $        0.00

     Excess Spread Applied to Reserve Account                                         $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                        $      175.12

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                               $2,752,732.26

May-2002                             1995-C                               Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                      $13,016,673.35

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                                   $         0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                             $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                                $         0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items                          $         0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                                     $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                                 $         0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                     $         0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                             $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                                $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                             4.11%
    Base Rate (Prior Month)                                                               4.13%
    Base Rate (Two Months Ago)                                                            4.17%
                                                                                     ---------
THREE MONTH AVERAGE BASE RATE                                                             4.14%

    Portfolio Yield (Current Month)                                                      12.17%
    Portfolio Yield (Prior Month)                                                        11.12%
    Portfolio Yield (Two Months Ago)                                                     13.96%
                                                                                     ---------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                      12.41%

May-2002                             1995-C                              Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

    Class A Principal Collections                                $42,814,829.36

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

    Class B Principal Collections                                $ 3,723,028.64

TOTAL PRINCIPAL COLLECTIONS                                      $46,537,858.00

INVESTOR DEFAULT AMOUNT                                          $ 2,742,253.61

REALLOCATED PRINCIPAL COLLECTIONS                                $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                $         0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                               $         0.00
    Deficit Controlled Accumulation Amount                       $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                   $         0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                               $         0.00
    Deficit Controlled Accumulation Amount                       $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                   $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $49,280,111.61

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                     $         0.00
CLASS B INVESTOR CHARGE OFFS                                     $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                          $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                          $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                              $52,000,000.00
    Available Cash Collateral Amount                             $52,000,000.00

May-2002                             1995-C                              Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                     $0.00
    Class B Interest Rate Cap Payments                                     $0.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00






                                      First USA Bank, National Association
                                      as Servicer

                                      By:    /s/ Tracie Klein
                                             -----------------------------------
                                             Tracie H. Klein
                                             First Vice President